MERRILL LYNCH CAPITAL FUND, INC.

                                 SUPPLEMENT TO

          THE NOTICE AND COMBINED PROXY STATEMENT DATED JUNE 9, 2000

 Merrill Lynch Capital Fund, Inc. will not hold a Meeting of Shareholders on
                                July 17, 2000.